Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Greenquist, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying quarterly report on Form 10-Q for the quarter ended June 30, 2017 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of CommerceHub, Inc.

Date:	August 2, 2017	By:	/S/ MARK GREENQUIST
Mark Greenquist
Chief Financial Officer
(Principal Financial and Accounting Officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.